Rule 497(e)
File Nos. 333-145333 and 811-22105

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-4 Series Account

SUPPLEMENT Dated March 30, 2011
To the Prospectus Dated May 1, 2010

Effective on April 11, 2011, the Columbia Mid Cap Value Fund will be closed to new owners.

Accordingly, the following sentence is added to the end of the Fund description in the “The Investment Options and Funds” section on page 16 of the Prospectus:

“Effective April 11, 2011, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 11, 2011, may continue to allocate Premium payments and Transfer amounts into and out of this Division.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2010. Please keep this supplement for future reference.